UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

August 24, 2017

Algodon Wines & Luxury Development Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-55209	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

135 Fifth Ave., 10th Floor

New York, NY 10010

Address of principal executive offices

212-739-7650

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯[ ]	Written communications pursuant to Rule 425 under the Securities Act

⁯[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

⁯[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

⁯[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

On August 24, 2017, Algodon Wines & Luxury Development Group, Inc. (the “Company”) released a press release announcing the Company’s completion of a strategic land acquisition in Argentina. On the same day, the Company sent an email to its stockholders regarding the same and a general update on Argentina. A copy of the press release is attached hereto as Exhibit 99.1 and a copy of the email content is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On August 25, 2017, the Company sent an email to its stockholders correcting some of the updates on Argentina’s political events in the email sent August 24, 2017. A copy of the email content is attached hereto as Exhibit 99.3.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated August 24, 2017.

99.2	Email content, sent August 24, 2017.

99.3	Corrected email content, sent August 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 29th day of August 2017.

Algodon Wines & Luxury Development Group, Inc.

By:	/s/ Maria Echevarria
Maria Echevarria, CFO